UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 22, 2009
Associated Banc-Corp

(Exact name of registrant as specified in its chapter)

Wisconsin	0-5519 and 001-31343	39-1098068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Hansen Road, Green Bay, Wisconsin	54304

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code 920-491-7000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
On July 22, 2009, Associated Banc-Corp declared and announced its third quarter dividend. Associated Banc-Corp is placing on file as Exhibit 99.1 a copy of the Company’s news release relating to the dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp (Registrant)
Date: July 22, 2009	By:	/s/ Brian R. Bodager
Brian R. Bodager
Chief Administrative Officer, General Counsel & Corporate Secretary

*	Print name and title of the signing officer under his signature

ASSOCIATED BANC-CORP
Exhibit Index to Current Report on Form 8-K

Exhibit
Number
99.1	News Release dated July 22, 2009